                           TRANSFER AND SALE AGREEMENT

                                 by and between

                           PREMIER AUTO FINANCE, L.P.,
                                    as Seller

                                       and

                         DEALER AUTO RECEIVABLES CORP.,
                                  as Purchaser

                           Dated as of August 24, 2000

                                TABLE OF CONTENTS

                                                                                                 PAGE
ARTICLE I    DEFINITIONS.............................................................................1
   SECTION 1.01.  GENERAL............................................................................1
ARTICLE II  TRANSFER OF CONTRACTS; ASSIGNMENT OF AGREEMENT...........................................1
   SECTION 2.01.  CLOSING............................................................................1
   SECTION 2.02.  CONDITIONS TO THE CLOSING..........................................................2
   SECTION 2.03.  ASSIGNMENT OF AGREEMENT............................................................3
ARTICLE III  REPRESENTATIONS AND WARRANTIES..........................................................3
   SECTION 3.01.  REPRESENTATIONS AND WARRANTIES REGARDING THE SELLER................................4
   SECTION 3.02.  REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT.............................5
   SECTION 3.03.  REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACTS IN THE AGGREGATE............8
   SECTION 3.04.  REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES........................9
ARTICLE IV  PERFECTION OF TRANSFER AND PROTECTION OF
            SECURITY INTERESTS.......................................................................9
   SECTION 4.01.  CUSTODY OF CONTRACTS...............................................................9
   SECTION 4.02.  FILING.............................................................................9
   SECTION 4.03.  NAME CHANGE OR RELOCATION.........................................................10
   SECTION 4.04.  CHIEF EXECUTIVE OFFICE............................................................10
   SECTION 4.05.  COSTS AND EXPENSES................................................................10
   SECTION 4.06.  SALE TREATMENT....................................................................10
   SECTION 4.07.  SEPARATENESS FROM DEPOSITOR.......................................................10
ARTICLE V   REMEDIES UPON MISREPRESENTATION.........................................................11
   SECTION 5.01.  REPURCHASES OF CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES.............11
   SECTION 5.02.  SELLER'S REPURCHASE OPTION........................................................11
ARTICLE VI  INDEMNITIES.............................................................................11
   SECTION 6.01.  SELLER INDEMNIFICATION............................................................11
   SECTION 6.02.  LIABILITIES TO OBLIGORS...........................................................12
   SECTION 6.03.  TAX INDEMNIFICATION...............................................................12
   SECTION 6.04.  OPERATION OF INDEMNITIES..........................................................12
ARTICLE VII  MISCELLANEOUS..........................................................................12
   SECTION 7.01.  PROHIBITED TRANSACTIONS WITH RESPECT TO THE ISSUER................................12
   SECTION 7.02.  MERGER OR CONSOLIDATION...........................................................12
   SECTION 7.03.  TERMINATION.......................................................................13
   SECTION 7.04.  ASSIGNMENT OR DELEGATION BY THE SELLER............................................13
   SECTION 7.05.  AMENDMENT.........................................................................13
   SECTION 7.06.  NOTICES...........................................................................14
   SECTION 7.07.  MERGER AND INTEGRATION............................................................15
   SECTION 7.08.  HEADINGS..........................................................................15
   SECTION 7.09.  GOVERNING LAW.....................................................................16
   SECTION 7.10.  NO BANKRUPTCY PETITION............................................................16


EXHIBITS
Exhibit A         Form of Assignment
Exhibit B         Form of Officer's Certificate

         THIS AGREEMENT, dated as of August 24, 2000, is made by and between Premier Auto Finance, L.P., an Illinois limited partnership, as seller hereunder (together with its successors and assigns the "SELLER"), and Dealer Auto Receivables Corp., a Delaware corporation and wholly-owned subsidiary of the Seller (together with its successors and assigns, the "DEPOSITOR"), as purchaser hereunder.

         WHEREAS, in the regular course of its business, the Seller purchases motor vehicle installment sale contracts from retailers of new and used automobiles and light-duty trucks, each of which contracts provides for installment payment obligations by or on behalf of the retailer's customer/purchaser and grants a security interest in a new or used automobile or light-duty truck in order to secure such obligations;

         WHEREAS, the Seller and the Depositor wish to set forth the terms and conditions pursuant to which the Depositor will acquire the "CONTRACT ASSETS," as hereinafter defined; and

         WHEREAS, the Depositor intends concurrently with its purchases of Contract Assets hereunder to convey all right, title and interest in such Contract Assets to Dealer Auto Receivables Trust 2000-1 (the "TRUST") pursuant to the Sale and Servicing Agreement dated as of August 24, 2000 by and among the Depositor, Premier Auto Finance, Inc., as Servicer, the Trust, as issuer (the "ISSUER") and The Bank of New York, as indenture trustee. (as amended, supplemented or otherwise modified from time to time, the "SALE AND SERVICING AGREEMENT"), executed concurrently herewith;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Seller and the Depositor agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. GENERAL. Unless otherwise defined in this Agreement, capitalized terms used herein (including in the preamble above) shall have the meanings assigned to them in the Sale and Servicing Agreement.

                                   ARTICLE II

                 TRANSFER OF CONTRACTS; ASSIGNMENT OF AGREEMENT

         SECTION 2.01. CLOSING. Subject to and upon the terms and conditions set forth in this Agreement, the Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, in consideration of the Depositor's payment of $752,896,591.56 in cash as the Purchase Price therefor, (i) all the right, title and interest of the Seller in and to the Contracts listed on the List of Contracts in effect on the Closing Date (including, without limitation, all security interests and all rights to receive scheduled payments and prepayments which are collected pursuant thereto on or after the Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive scheduled payments due on or after, but received prior to, the Cutoff
Date), (ii) all security interests in each Financed Vehicle, (iii) all rights of the Seller to proceeds from any claims on theft, physical damage, credit life or disability insurance or other individual insurance policy relating to any such Contract, an Obligor or a Financed Vehicle securing such Contract, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Seller against any originating dealer or other third party (i.e. the originators of the Contracts) under any agreements between the Seller and such originating dealers or third party, (vi) all rights of the Seller in the Lockbox, the Lockbox Account, related Lockbox Agreement, the Concentration Account and related Concentration Account Agreement to the extent they relate to such Contracts, (vii) any rebates of premiums and other amounts relating to insurance policies, extended service contracts, other repair agreements or any other items financed under such Contract and (viii) all proceeds and products of the foregoing (items (i) - (viii) being collectively referred to herein as the "Contract Assets"). The difference between (i) the Principal Balance of the Contracts and accrued interest thereon and the Purchase Price shall be deemed a capital contribution from PAFLP to DARC. Although the Seller and the Depositor agree that any such transfer is intended to be a sale of ownership in the Contract Assets, rather than the mere granting of a security interest to secure a borrowing, in the event such transfer is deemed to be of a mere security interest to secure indebtedness, the Seller shall be deemed to have granted the Depositor a first priority security interest in such Contract Assets and this Agreement shall constitute a security agreement under applicable law. If such transfer is deemed to be the mere granting of a security interest to secure a borrowing, the Depositor may, to secure the Depositor's own borrowing under the Sale and Servicing Agreement (to the extent that the transfer of the Contract Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (i) all or a portion of the Contract Assets pledged to the Depositor and not released from the security interest of this Agreement at the time of such pledge and assignment, and (ii) all proceeds thereof. Such repledge and reassignment may be made by the Depositor with or without a repledge and reassignment by the Depositor of its rights under this Agreement, and without further notice to or acknowledgment from the Seller.
The Seller waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Depositor or any assignee of the Depositor relating to such action by the Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement.

         SECTION 2.02. CONDITIONS TO THE CLOSING. On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Depositor each of the documents, certificates and other items as follows:

                  (a) The List of Contracts, certified by the President or any Vice President or other authorized officer of the general partner of the Seller together with an Assignment substantially in the form attached as EXHIBIT A hereto.

                  (b) A certificate of an officer of the general partner of the Seller substantially in the form of EXHIBIT B hereto.

                  (c) An opinion of counsel for the Seller substantially in the form of EXHIBIT D to the Sale and Servicing Agreement.

                  (d) A letter or letters from Ernst & Young LLP, or another nationally recognized accounting firm, addressed to the Depositor and the Issuer and the Trustees and stating that such firm has reviewed a sample of the Contracts and performed specific procedures for such sample with respect to certain contract terms and identifying those Contracts which do not so conform.

                  (e) Copies of resolutions of the general partner of the Seller approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of general partner of the Seller.

                  (f) Officially certified recent evidence of formation and good standing of the Seller under the laws of Illinois.

                  (g) Evidence of proper filing with the appropriate offices in Illinois of UCC financing statements executed by the Seller as debtor/seller, naming the Depositor as secured party/purchaser and the Issuer as assignee, and listing the Contract Assets as collateral as well as evidence of proper filing with the appropriate offices in Delaware of UCC Financing statements executed by the Issuer as debtor, naming the Indenture Trustee, as assignee, and listing the Contract Assets as collateral.

                  (h) The documents, certificates and other items described in
         SECTION 2.02 of the Sale and Servicing Agreement, to the extent not already described above.

         SECTION 2.03. ASSIGNMENT OF AGREEMENT. The Depositor has the right to assign its interest under this Agreement to the Issuer without further notice to, or consent of, the Seller, and the Issuer shall succeed to the rights of the Depositor hereunder. The Seller acknowledges that, pursuant to the Sale and Servicing Agreement, the Depositor will assign all of its right, title and interest in and to the Contract Assets and all of its rights hereunder to the Issuer and that the Issuer will pledge the Contract Assets and all of the Depositor's rights hereunder to the Indenture Trustee for the benefit of the Noteholders and Certificateholders. The Seller agrees that, upon such assignment to the Issuer and the Indenture Trustee, such rights will run to and be for the benefit of the Issuer and the Indenture Trustee and the Issuer and the Indenture Trustee may enforce directly without joinder of the Depositor, the obligations of the Seller set forth herein.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Seller makes the following representations and warranties, on which the Depositor will rely in purchasing the Contract Assets on the Closing Date and concurrently reconveying the same to the Issuer, and on which the Issuer, the Noteholders and Certificateholders will rely under the Sale and Servicing Agreement. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge of the Contracts to the Indenture Trustee. The repurchase obligation of the Seller set forth in SECTION
5.01 below and in SECTION 7.07 of the Sale and Servicing Agreement constitutes the sole remedy available for a breach of a representation or warranty of the Seller set forth in SECTION 3.02, 3.03 or 3.04 of this Agreement.

         SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING THE SELLER. The Seller represents and warrants, as of the execution and delivery of this Agreement and as of the Closing Date that:

                  (a) ORGANIZATION AND GOOD STANDING. The Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Seller or the Depositor.

                  (b) AUTHORIZATION; BINDING OBLIGATION. The Seller has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Seller is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Seller is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Seller is a party. This Agreement and the other Transaction Documents to which the Seller is a party constitute the legal, valid and binding obligation of the Seller enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) NO CONSENT REQUIRED. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Seller is a party.

                  (d) NO VIOLATIONS. The Seller's execution, delivery and performance of this Agreement and the other Transaction Documents to which the Seller is a party will not violate any provision of any existing law or regulation or any order or decree of any court or of any Federal or state regulatory body or administrative agency having jurisdiction over the Seller or any of its properties or the Certificate of Limited Partnership or Partnership Agreement of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller or any of the Seller's properties may be bound or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement other than this Agreement.

                  (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or any other Transaction Document to which the Seller is a party which, if adversely determined, would in the opinion of the Seller have a material adverse effect on the business, properties, assets or condition (financial or other) of the Seller or the transactions contemplated by this Agreement or any other Transaction Document to which the Seller is a party.

                  (f) PLACE OF BUSINESS; NO CHANGES. The Seller's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in SECTION 7.06 below. The Seller has not changed its name whether by amendment of its Certificate of Limited Partnership, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

                  (g) SOLVENCY. The Seller, on the date hereof and after giving effect to the conveyances made by it hereunder, is Solvent.

         SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT. The Seller represents and warrants as to each Contract as of the execution and delivery of this Agreement and as of the Closing Date that:

                  (a) LIST OF CONTRACTS. The information set forth in the List of Contracts is true, complete and correct in all material respects as of the Cutoff Date.

                  (b) PAYMENTS. As of the Cutoff Date, the most recent scheduled payment with respect to any Contract either had been made or was not delinquent for more than 30 days. To the best of the Seller's knowledge, all payments made on each Contract were made by or on behalf of the respective Obligor.

                  (c) NO WAIVERS. As of the Closing Date, the terms of the Contracts have not been waived, altered or modified in any respect, except by instruments or documents included in the related Contract File.

                  (d) BINDING OBLIGATION. Each Contract is a valid and binding payment obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, moratorium, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

                  (e) NO DEFENSES. No Contract is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of such Contract or the exercise of any right thereunder will not render the Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect thereto.

                  (f) INSURANCE. Each Contract requires the related Obligor to maintain physical damage insurance (i) in an amount not less than the value of the Financed Vehicle at the time of origination of the Contract, (ii) naming the Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks covered by comprehensive coverage, and all premiums due on such insurance have been paid in full from the date of the Contract's origination.

                  (g) ORIGINATION. Each Contract was originated by a retailer of new or used automobiles or other third party that finances the sale of new or used motor vehicles in the ordinary course of its business which dealer or third party had all necessary licenses and permits to originate the Contracts in the state where such dealer or third party was located, was fully and properly executed by the parties thereto, and has been purchased by the Seller in the regular course of its business or directly originated by the Seller in the ordinary course of its business. To the best of the Seller's knowledge, each Contract was sold by such dealer or other third party to the Seller without any fraud on the part of such dealer or third party.

                  (h) LAWFUL ASSIGNMENT. No Contract was originated in or is subject to the laws of any jurisdiction whose laws would make the sale, transfer and assignment of the Contract under this Agreement or under the Sale and Servicing Agreement or the pledge of the Contract under the Indenture unlawful, void or voidable.

                  (i) COMPLIANCE WITH LAW. None of the Contracts, the origination of the Contracts by the dealers or other third parties, the purchase of the Contracts by the Seller, the sale of the Contracts by the Seller to the Depositor or by the Depositor to the Issuer, or any combination of the foregoing, violated at the time of origination or as of the Closing Date any requirement of any federal, state or local law and regulations thereunder, including, without limitation, usury, truth in lending, motor vehicle installment loan and equal credit opportunity laws, applicable to the Contracts and the sale of the Financed Vehicles. The Seller shall, for at least the period of this Agreement, maintain in its possession, available for the Depositor's and the Trustees' inspection, and shall deliver to the Depositor or the Trustee upon demand, evidence of compliance with all such requirements.

                  (j) CONTRACT IN FORCE. As of the Closing Date, no Contract has been satisfied or subordinated in whole or in part or rescinded, and the related Financed Vehicle securing any Contract has not been released from the lien of the Contract in whole or in part.

                  (k) VALID SECURITY INTEREST. Each Contract creates a valid, subsisting and enforceable first priority perfected security interest in favor of the Seller in the Financed Vehicle covered thereby, and such security interest has been assigned by the Seller to the Depositor. The original certificate of title, certificate of lien or other notification (the "LIEN CERTIFICATE") issued by the body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon (the "REGISTRAR OF TITLES") of the applicable state to a secured party which indicates the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title, and the original certificate of title for each Financed Vehicle, show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date and will show, the Seller as original secured party under each Contract as the holder of a first priority security interest in such Financed Vehicle. With respect to each Contract for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related dealer or other third party that such Lien Certificate showing the Seller as lienholder has been applied for.

                  (l) CAPACITY OF PARTIES. All parties to any Contract had capacity to execute such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (m) GOOD TITLE. Each Contract was originated by the Seller or purchased by the Seller for value and taken into possession prior to the Cutoff Date in the ordinary course of its business, without knowledge that the Contract was subject to a security interest. No Contract has been sold, assigned or pledged to any person other than the Depositor and the Issuer as the transferee of the Depositor, and prior to the transfer of the Contract to the Depositor, the Seller had good and marketable title to each Contract free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and was the sole owner thereof and had full right to transfer the Contract to the Depositor and to permit the Depositor to transfer the same to the Issuer, and, as of the Closing Date, the Issuer will have a first priority perfected security interest therein.

                  (n) NO DEFAULTS. As of the Cutoff Date, no default, breach, violation or event permitting acceleration existed with respect to any Contract and no event had occurred which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract. The Seller has not waived any such default, breach, violation or event permitting acceleration. As of the Cutoff Date, no Financed Vehicle had been repossessed.

                  (o) NO LIENS. As of the Closing Date there are no liens or claims which have been filed for work, labor, materials or unpaid taxes affecting the Financed Vehicle securing any Contract which are or may be liens prior to, or equal with, the lien of such Contract.

                  (p) ENFORCEABILITY. Each Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Financed Vehicle of the benefits of the security.

                  (q) ONE ORIGINAL. Each Contract is evidenced by only one original executed Contract, which original is being held by the Servicer as custodian.

                  (r) NO GOVERNMENT CONTRACTS. No Obligor is the United States government or any State or an agency, authority, instrumentality or other political subdivision of the United States government or any state government or municipality.

                  (s) OBLIGOR BANKRUPTCY. At the Cutoff Date, no Obligor was subject to a bankruptcy proceeding or other insolvency proceeding.

                  (t) CHATTEL PAPER. The Contracts constitute chattel paper within the meaning of the UCC as in effect in the State of Illinois.

                  (u) NO IMPAIRMENT. Neither the Seller nor the Depositor has done anything to convey any right to any Person that would result in such Person having a right to payments due under the Contract or otherwise to impair the rights of the Issuer in any Contract or the proceeds thereof.

                  (v) CONTRACT NOT ASSUMABLE. No Contract is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Depositor with respect to such Contract.

                  (w) OBLIGOR LOCATION. Each Contract is a U.S.
         dollar-denominated obligation and each Obligor's billing address is located in one of the states of the United States, the District of Columbia or Puerto Rico.

                  (x) LOCKBOX BANK. The Lockbox Bank is the only institution holding any Lockbox Account for receipt of payments from Obligors, and all Obligors, and only such Obligors, have been instructed to make payments to the Lockbox Account, and no person claiming through or under Seller has any claim or interest in the Lockbox or the Lockbox Account other than the Lockbox Bank; PROVIDED, HOWEVER, The Chase Manhattan Bank, N.A. shall have an interest in certain other collections therein not related to the Contracts.

                  (y) CONCENTRATION ACCOUNT. No person claiming through or under Seller has any claim or interest in the Concentration Account; PROVIDED, HOWEVER, The Chase Manhattan Bank, N.A. shall have an interest in certain other collections therein not related to the Contracts.

         SECTION 3.03. REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACTS IN THE AGGREGATE. The Seller represents and warrants, as of the execution and delivery of this Agreement and as of the Closing Date that:

                  (a) AMOUNTS. The sum of the aggregate Principal Balances payable by Obligors under the Contracts as of the Cutoff Date equals the sum of the principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Certificates on the Closing Date.

                  (b) CHARACTERISTICS. The Contracts have the following characteristics: (i) all the Contracts are secured by Financed Vehicles; (ii) no Contract has a remaining maturity of less than 7 months or more than 72 months; (iii) no Contract had an original term to maturity of less than 12 months or more than 72 months; (iv) the final scheduled payment on the Contract with the latest maturity is due no later than June 30, 2006; (v) each Contract is a fully-amortizing fixed rate Simple Interest Contract; and (vi) each Contract had a remaining Principal Balance of no less than $598.11 and no more than $60,181.84. Approximately 42.00% of the Principal Balance of the Contracts as of the Cutoff Date is attributable to loans for purchases of new Financed Vehicles and approximately 58.00% is attributable to loans for purchases of used Financed Vehicles. No Contract has a Contract Rate of less than 1.900%. No Contract was originated after the Cutoff Date. The first scheduled Distribution Date of the Contracts is due no later than September 15, 2000.

                  (c) MARKING RECORDS. As of the Closing Date, the Seller has caused the Computer Disk relating to the Contracts sold hereunder and concurrently reconveyed by the Depositor to the Issuer and pledged by the Issuer to the Indenture Trustee to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust Corpus, are owned by the Issuer and constitute security for the Notes.

                  (d) NO ADVERSE SELECTION. No selection procedures adverse to Noteholders and Certificateholders have been employed in selecting the Contracts.

                  (e) TRUE SALE. The transaction contemplated by this Agreement constitutes a valid sale, transfer and assignment from the Seller to the Depositor and from the Depositor to the Issuer of all of the Seller's right, title and interest in the Contract Assets as of the Closing Date or creates a first priority security interest for the benefit of the Issuer in the Contract Assets as of the Closing Date.

                  (f) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustees a first priority perfected lien on, or ownership interest in, the Contracts and the proceeds thereof have been made, taken or performed.

         SECTION 3.04. REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES. The Seller represents and warrants as of the execution and delivery of this Agreement and as of the Closing Date that:

                  (a) POSSESSION. Immediately prior to the Closing Date, the Servicer will have possession of each original Contract and the related complete Contract File, and there are and there will be no custodial agreements relating to the same in effect. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Contract File for each Contract currently is in the possession of the Servicer.

                  (b) BULK TRANSFER LAWS. The transfer, assignment and conveyance of the Contracts and the Contract Files by the Seller pursuant to this Agreement and by the Depositor pursuant to the Sale and Servicing Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                                   ARTICLE IV

           PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS

         SECTION 4.01. CUSTODY OF CONTRACTS. The contents of each Contract File shall be held in the custody of the Servicer for the benefit of the Issuer as the owner thereof in accordance with the Sale and Servicing Agreement.

         SECTION 4.02. FILING. On or prior to the Closing Date, the Seller shall cause the UCC financing statement(s) referred to in SECTION 2.02(g) hereof and in SECTION 2.02(g) of the Sale and

Servicing Agreement to be filed and from time to time the Seller shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Depositor or the Issuer may reasonably request to perfect and protect the Depositor's and the Issuer's ownership interest in the Contract Assets against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

         SECTION 4.03. NAME CHANGE OR RELOCATION. (a) During the term of this Agreement, the Seller shall not change its name, identity or structure or relocate its chief executive office without first giving at least thirty (30) days' prior written notice to the Depositor and to the Trustees.

         (b) If any change in the Seller's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Seller, no later than five (5) days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Depositor's and the Issuer's interests in the Contract Assets and proceeds thereof. In addition, the Seller shall not change its place of business or its chief executive office (within the meaning of Article 9 of the UCC) from the location specified in
SECTION 7.06 below unless it has first taken such action as is advisable or necessary to preserve and protect the Depositor's and Issuer's interest in the Contract Assets. Promptly after taking any of the foregoing actions, the Seller shall deliver to the Depositor and the Trustees an opinion of counsel stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Depositor in the Contract Assets have been filed, and reciting the details of such filing.

         SECTION 4.04. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, the Seller will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

         SECTION 4.05. COSTS AND EXPENSES. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of (i) the Depositor's and the Issuer's right, title and interest in and to the Contract Assets (including, without limitation, the security interest in the Financed Vehicles related thereto) and (ii) the security interests provided for in the Indenture.

         SECTION 4.06. SALE TREATMENT. Each of the Seller and the Depositor shall treat the transfer of Contract Assets made hereunder for all purposes (including tax and financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents.

         SECTION 4.07. SEPARATENESS FROM DEPOSITOR. The Seller agrees to take or refrain from taking or engaging in with respect to the Depositor each of the actions or activities specified in the "nonsubstantive consolidation" opinion of Winston & Strawn (or in any related certificate of the Seller) delivered on the Closing Date, upon which the conclusions expressed therein are based.

                                    ARTICLE V

                         REMEDIES UPON MISREPRESENTATION

         SECTION 5.01. REPURCHASES OF CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES. The Seller hereby agrees, for the benefit of the Issuer and the Depositor, that it shall repurchase a Contract (together with all related Contract Assets), at its Repurchase Price, as of the end of the second Due Period after the Seller becomes aware, or should have become aware, or receives written notice from the Depositor, either of the Trustees or the Servicer of any breach of a representation or warranty of the Seller set forth in ARTICLE III of this Agreement that materially adversely affects the Depositor's or the Issuer's interest in such Contract or collectibility of the Contract (without regard to the benefits of the Reserve Fund) and which breach has not been cured by depositing such Repurchase Price in the Collection Account on the related Distribution Date unless the breach shall have been cured by the last day of the Due Period following the Due Period in which the Depositor becomes aware, or should have become aware, or receives written notice from a Trustee or the Servicer of such breach.

         SECTION 5.02. SELLER'S REPURCHASE OPTION. On written notice to the Owner Trustee and the Indenture Trustee at least twenty (20) days prior to a Distribution Date, provided the sum of (i) the aggregate unpaid principal balances of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and (ii) the Certificate Balance on such Distribution Date is less than 10% of the Aggregate Principal Balance as of the Cutoff Date, the Seller may (but is not required to) repurchase from the Issuer on that Distribution Date all outstanding Contracts (and related Contract Assets) at a price equal to the sum of (i) the aggregate unpaid principal balances of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and (ii) the Certificate Balance as of that Distribution Date plus the aggregate of the Note Interest Distributable Amount and the Certificate Interest Distributable Amount for the current Distribution Date as well as any unreimbursed Servicer Advances and the accrued and unpaid Monthly Servicing Fee and Indenture Trustee Fees to the date of such repurchase. Such price will be deposited in the Collection Account not later than one (1) Business Day before such Distribution Date, against the Trustees' release of the Contracts and Contract Files as described in SECTION 7.08 of the Sale and Servicing Agreement.

                                   ARTICLE VI

                                   INDEMNITIES

         SECTION 6.01. SELLER INDEMNIFICATION. The Seller will defend and indemnify the Depositor, the Issuer, the Trustees, any agents of the Trustees and the Certificateholders and Noteholders against any and all costs, expenses, losses, damages, claims and liabilities, joint or several, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from (i) this Agreement or the use, ownership or operation of any Financed Vehicle by the Seller or the Servicer or any Affiliate of either and
(ii) any representation or warranty or covenant made by the Seller in this Agreement being untrue or incorrect (subject to the second sentence of the preamble to ARTICLE III of this Agreement above). Notwithstanding any other provision of this Agreement, the obligation of the Seller under this SECTION 6.01 shall survive any termination of this Agreement.

         SECTION 6.02. LIABILITIES TO OBLIGORS. No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trustees, the Trust, the Noteholders or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby.

         SECTION 6.03. TAX INDEMNIFICATION. The Seller agrees to pay, and to indemnify, defend and hold harmless the Depositor, the Trust, the Trustees, the Noteholders or the Certificateholders from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to the Depositor hereunder and the concurrent reconveyance to the Issuer and the further pledge by the Issuer to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Issuer and the issuance of the Notes and Certificates) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Seller under this Agreement or the Servicer under the Sale and Servicing Agreement or imposed against the Issuer, a Noteholder, a Certificateholder or otherwise. Notwithstanding any other provision of this Agreement, the obligation of the Seller under this SECTION 6.03 shall survive any termination of this Agreement.

         SECTION 6.04. OPERATION OF INDEMNITIES. Indemnification under this
ARTICLE VI shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller has made any indemnity payments to the Depositor or the Trustees pursuant to this ARTICLE VI and the Depositor or the Trustees thereafter collects any of such amounts from others, the Depositor or the Trustees will repay such amounts collected to the Seller, except that any payments received by the Depositor or the Trustees from an insurance provider as a result of the events under which the Seller's indemnity payments arose shall be repaid prior to any repayment of the Seller's indemnity payment.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.01. PROHIBITED TRANSACTIONS WITH RESPECT TO THE ISSUER. The Seller shall not:

                  (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively;

                  (b) Purchase any Notes or Certificates in an agency or trustee capacity; or

                  (c) Lend any money to the Issuer.

         SECTION 7.02. MERGER OR CONSOLIDATION. (a) Except as otherwise provided in this SECTION 7.02, the Seller will keep in full force and effect its existence, rights and franchises as an Illinois limited partnership, and will obtain and preserve its qualification to do business as a foreign limited partnership in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Contracts and to perform its duties under this Agreement.

         (b) Any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from such merger or consolidation to which the Seller is a party, or any person succeeding to the business of the Seller, shall be the successor to the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         (c) Upon the merger or consolidation of the Seller as described in this
SECTION 7.02, the Seller shall provide Standard & Poor's and Moody's notice of such merger or consolidation within thirty (30) days after completion of the same.

         SECTION 7.03. TERMINATION. This Agreement shall terminate (after distribution of any Note Distributable Amount and Certificate Distributable Amount due pursuant to SECTION 7.03 of the Sale and Servicing Agreement) on the Payment Date on which the principal balance of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes and the Certificate Balance is reduced to zero; PROVIDED, that the Seller's representations and warranties and indemnities by the Seller shall survive termination.

         SECTION 7.04. ASSIGNMENT OR DELEGATION BY THE SELLER. Except as specifically authorized hereunder, the Seller may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Depositor and the Trustees, and any attempt to do so without such consent shall be void.

         SECTION 7.05. AMENDMENT. (a) This Agreement may be amended from time to time by the Seller and the Depositor, with notice to the Rating Agencies, but without the consent of the Trustees or any of the Securityholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be ambiguous or inconsistent with any other provisions herein or in any other Transaction Document, as the case may be, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interests of any Securityholder.

         (b) This Agreement may also be amended from time to time by the Seller and the Depositor, with the consent of Noteholders of more than 50% of the aggregate principal amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, or if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes outstanding, with the consent of Noteholders of more than 50% of the aggregate principal amount of the Class B Notes or, if there are no Notes outstanding, the consent of Certificateholders of more than 50% of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; PROVIDED, HOWEVER, that no such amendment or waiver shall (x) reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Note or

Certificate, (y) change the interest rate on any Notes or Certificates which such change adversely affects the priority of payment of principal or interest made to the Noteholders or Certificateholders or (z) increase or reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Noteholders and Certificateholders then outstanding; and PROVIDED, FURTHER, that no such amendment or consent shall be effective unless each Rating Agency delivers written confirmation that such amendment or consent will not cause its then-current rating on any Class of Notes or the Certificates to be qualified, reduced or withdrawn.

         (c) Promptly after the execution of any amendment or consent pursuant to this SECTION 7.05, the Depositor shall furnish written notification of the substance of such amendment or consent together with a copy thereof to each Trustee and each Rating Agency.

         (d) It shall not be necessary for the consent of Noteholders or Certificateholders under this SECTION 7.05 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Trustees may prescribe.

         (e) Upon the execution of any amendment or consent pursuant to this
SECTION 7.05, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every holder of Notes and Certificates theretofore or thereafter issued hereunder shall be bound thereby.

         SECTION 7.06. NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one (1) Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                           (i)      If to the Seller:

                                    Premier Auto Finance, L.P.
                                    230 West Monroe Street
                                    Chicago, Illinois 60606
                                    Attention: Charles Bradford Wolfe
                                    Telecopier No.: 312/456-1068

                           (ii)     If to the Depositor:

                                    Dealer Auto Receivables Corp.
                                    230 West Monroe Street
                                    Chicago, Illinois 60606
                                    Attention: Charles Bradford Wolfe
                                    Telecopier No.: 312/456-1068

                           (iii)    If to the Indenture Trustee:

                                    The Bank of New York
                                    101 Barclay Street, 12-E
                                    New York, New York
                                    Attention: ABS Department
                                    Telecopier No.: 212/815-5544

                           (iv)     If to the Owner Trustee:

                                    Chase Manhattan Bank USA, N.A.
                                    1201 Market Street
                                    Wilmington, Delaware 19801
                                    Attention: Corporate Trust Administration
                                    Department
                                    Telecopier No.: 302/984-4903

                           (v)      If to Moody's:

                                    Moody's Investors Service, Inc.
                                    99 Church Street
                                    New York, New York 10007
                                    Attention: ABS Monitoring Department
                                    Telecopier No.: 212/553-1350

                           (vi)     If to Standard & Poor's:

                                    Standard & Poor's Ratings Services, a
                                         division of The McGraw Hill Companies
                                    55 Water Street
                                    New York, New York 10041
                                    Telecopier No.: 212/438-2657

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         All communications and notices pursuant hereto to a Noteholders or Certificateholder shall be in writing and delivered or mailed at the address shown in the Note Register or Certificate Register, respectively.

         SECTION 7.07. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

         SECTION 7.08. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 7.09. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

         SECTION 7.10. NO BANKRUPTCY PETITION. The Seller covenants and agrees that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, as well as any other amounts distributable or payable from the Trust Corpus, together with any other amounts owing in respect of obligations of the Depositor, it will not institute against, or solicit or join in or cooperate with or encourage any Person to institute against, the Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This SECTION 7.10 shall survive termination of this Agreement.


                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                  DEALER AUTO RECEIVABLES CORP.

                                  By:           /s/ Charles Bradford Wolfe
                                     -----------------------------------------
                                  Printed Name:     Charles Bradford Wolfe
                                               -------------------------------
                                  Title:            EVP & CFO
                                        --------------------------------------



                                  PREMIER AUTO FINANCE, L.P.


                                  By:  Premier Auto Finance, Inc.,
                                           Its General Partner

                                  By:          /s/ Gilbert L. Van Over
                                     -----------------------------------------
                                  Printed Name:    Gilbert L. Van Over
                                              --------------------------------
                                  Title:            EVP & COO
                                       ---------------------------------------

                                                                       Exhibit A
                                                               Transfer and Sale
                                                                       Agreement

                               FORM OF ASSIGNMENT

         In accordance with the Transfer and Sale Agreement (the "AGREEMENT") dated as of August 24, 2000 made by and between the undersigned, as seller thereunder (the "SELLER"), and Dealer Auto Receivables Corp., a Delaware corporation and wholly-owned subsidiary of Premier Auto Finance, Inc. (the "DEPOSITOR"), as purchaser thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to the Depositor
(i) all the right, title and interest of the Seller in and to the Contracts listed on the List of Contracts in effect on the Closing Date (including, without limitation, all security interests and all rights to receive scheduled payments and prepayments which are collected pursuant thereto on or after the Initial Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive scheduled payments due on or after, but received prior to, the Cutoff Date), (ii) all security interests in each Financed Vehicle, (iii) all rights of the Seller to proceeds from any claims on theft, physical damage, credit life or disability insurance or other individual insurance policy relating to any such Contract, an Obligor or a Financed Vehicle securing such Contract, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Seller against any originating dealer or third party (i.e. the originators of the Contracts) under any agreements between the Seller and such originating dealers or other third party, (vi) all rights of the Seller in the Lockbox, the Lockbox Account, related Lockbox Agreement, the Concentration Account and related Concentration Account Agreement to the extent they relate to such Contracts, (vii) any rebates of premiums and other amounts relating to insurance policies, extended service contracts, other repair agreements or any other items financed under such Contract and (viii) all proceeds and products of the foregoing.

         This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in
ARTICLE III of the Agreement and no others.

         Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Sale and Servicing Agreement dated as of August 24, 2000 by and among the Depositor, Premier Auto Finance, Inc., as Servicer, and the Trust, as issuer and The Bank of New York as indenture trustee.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this 24th day of August, 2000.

                                             PREMIER AUTO FINANCE, L.P.

                                             By:  The Auto Conduit Corporation
                                                      Its General Partner

                                             By:___________________________
                                             Printed Name:
                                             Title:

                                                                       Exhibit B
                                                               Transfer and Sale
                                                                       Agreement

                          FORM OF OFFICER'S CERTIFICATE

              (See Exhibit C-2 to the Sale and Servicing Agreement)